For the fiscal year ended October 31, 1999
File number : 811-07811

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected  Pursuant  to
Rule 10f-3

I.

1.   Name of Issuer
     Fox Entertainment

2.   Date of Purchase
       11/10/98

3.   Number of Securities Purchased
       22,100

4.   Dollar Amount of Purchase
       $497,250

5.   Price Per Unit
       $22.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch, Pierce, Fenner & Smith,
Inc.

7.     Other   members  of  the  Underwriting
Syndicate:

      Merrill Lynch, Pierce, Fenner &  Smith,
Inc.
     Allen & Company Incorporated
     Goldman, Sachs & Co.
     Morgan Stanley & Co. Incorporated
     Bear, Sterns & Co. Inc.
      Donaldson, Lufkin & Jenrette Securities
Corporation
     J.P. Morgan Securities Inc.
     Nationsbanc Montgomery Securities LLC
     Salomon Smith Barney Inc.
     ABN AMRO Incorporated
     BT Alex. Brown Incorporated
     Credit Lyonnais Securities (USA) Inc.
     Credit Suisse First Boston Corporation
     A.G. Edwards & Sons, Inc.
     ING Barings Furman Selz LLC
     Lazard Freres & Co. LLC
     Lehman Brothers Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Schroder & Co. Inc.
     TD Securities (USA) Inc.
     Warburg dillion Read LLC
     Wasserstein Perella Securities, Inc.
     SanfordC. Bernstein & Co., Inc.
     Blaylock & Partners
     Chatsworth Securities LLC
     Crowell, Weedon & Co.
     Dain Rauscher Incorporated
     Doley Securities, Inc.
     Gerard Klauer Mattison & Co., Inc.
     Guzman & Company
     Interstate/Johnson Lane Corporation
     Janney Montgomery Scott Inc.
     Legg Mason Wood Walker
     May, Davis Group Inc.
     Neuberger Berman, LLC
     Pryor, McClendon, Counts & Co.
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, LLC
     Sands Brothers & Co., Ltd.
     Tucker Anthony Incorporated
     Utendahl Capital Partners
     Wheat First Securities, Inc.


II.

1.   Name of Issuer
     Perotsystems.

2.   Date of Purchase
       2/1/1999

3.   Number of Securities Purchased
       6,300

4.   Dollar Amount of Purchase
       $100,800

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley

7.     Other   members  of  the  Underwriting
Syndicate:

     Morgan Stanley & Co. Incorporated
     Merrill  Lynch, Pierce, Fenner &  Smith,
Inc.
     Warburg Dillon Read LLC
     Prudential Securities Incorporated
     Bear, Sterns & Co. Inc.
     Hambrecht & Quist LLC



III.

1.   Name of Issuer
     Nvidia

2.   Date of Purchase
       1/21/1999

3.   Number of Securities Purchased
       6,300

4.   Dollar Amount of Purchase
       $75, 600

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley

7.     Other   members  of  the  Underwriting
Syndicate:

     Morgan Stanley & Co.
     Prudential Securities Incorporated
     Hambrecht & Quist LLC
IV.

1.   Name of Issuer
     Prodigy

2.   Date of Purchase
       2/10/1999

3.   Number of Securities Purchased
       16,000

4.   Dollar Amount of Purchase
       $240,000

5.   Price Per Unit
       $15.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear, Stearns & Co., Inc.

7.     Other   members  of  the  Underwriting
Syndicate:

     BancBoston Robertson Stephens
     Prudential Securities Incorporated
     ING Baring Furman Selz LLC
     Volpe Brown Whelan & Company
     Wit Capital Corporation
     BT Alex Brown Inc.
     CIBC Oppenheimer Corp.
     Donaldson, Lufkin & Jenrette Securities
     Goldman, Sachs & Co.
     Morgan Stanley & Co., Inc.
     SG Cowen Securities Corporation
     Wasserstein Perella Securities, Inc.
     Warburg Dillon Read LLC

     Allen & Company Inc.
     Axiom Partners, Inc.
     J.C. Bradford & Co.
     Chatsworth Securities LLC
     Gruntal & Co., Inc.
     Jefferies & Company
     JW Genesis Capital Markets LLC
     Ladenburg Thalmann & Co., Inc.
     Leerink Swann & Company
     Needham & Company, Inc.
     The Robinson-Humphrey Company, LLC
     Stanford Group Company
     C.F. Unterberg, Tourbin
     First Union Capital Market Corp.




V.

1.   Name of Issuer
     Global Telesystems

2.   Date of Purchase
       4/19/1999

3.   Number of Securities Purchased
       23,100

4.   Dollar Amount of Purchase
       $1,328,250

5.   Price Per Unit
       $57.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch

7.     Other   members  of  the  Underwriting
Syndicate:

     Merrill  Lynch, Pierce, Fenner &  Smith,
Inc.
     Donaldson,  Lufkin & Jenrette Securities
Corporation
     Bear, Sterns & Co. Inc.
     BT Alex. Brown Incorporated
     Lehman Brothers Inc.
     Prudential Securities Incorporated
     Arnhold and S. Bleichroeder, Inc.





VI.

1.   Name of Issuer
     RCN Corp.

2.   Date of Purchase
       5/26/1999

3.   Number of Securities Purchased
       39,600

4.   Dollar Amount of Purchase
       $1,544,400

5.   Price Per Unit
       $39.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Salomon Smith Barney

7.     Other   members  of  the  Underwriting
Syndicate:

     Salomon Smith Barney Inc.
     Merrill Lynch, Pierce, Fenner & Smith
     Morgan Stanley & Co.
     Donaldson,  Lufkin & Jenrette Securities
Corporation
     First Union Capital Markets Corp.
     Prudential Securities Incorporated
     NationsBanc Montgomery Securities LLC
     Deutsche Bank Securities Inc.
     Chase Securities Inc.



VII.

1.   Name of Issuer
     DLJ Direct

2.   Date of Purchase
       5/25/1999

3.   Number of Securities Purchased
       11,900

4.   Dollar Amount of Purchase
       $238,000

5.   Price Per Unit
       $20.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Donaldson, Lufkin & Jenrette

7.     Other   members  of  the  Underwriting
Syndicate:

     Donaldson,  Lufkin & Jenrette Securities
Corporation
     DLJdirect Inc.
     BT Alex. Brown Incorporated
     Goldman, Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith
     Morgan Stanley & Co.
     Salomon Smith Barney Inc.
     ABN AMRO Incorporated
     BancBoston Robertson Stephens
     Bear, Stearns & Co. Inc.
     Sanford C. Bernstein & Co., Inc.
     CIBC World Markets Corp.
     Credit Suisse First Boston Corporation
     Deutsche Bank Securities
     A.G. Edwards & Sons, Inc.
     Hambrecht & Quist LLC
     Lehman Brothers Inc.
     J.P. Morgan Securities & Co.
     PaineWebber Incorporated
     Prudential Securities
     Warburg Dillon Read Inc.
     Schroder & Co. Inc.
     Thomas Weisel Partners LLC
     Gruntal & Co., LLC
     Pennsylvania Merchant Group
     Sands Brothers & Co., Ltd.
     Advest, Inc.
     Anderson & Strudwick Inc.
     Asiel & Co.LLC
     Robert W. Baird & Co.
     George K. Baum & Company
     M.R. Beale & Company
     Bernard Herold & Co., Inc.
     William Blair & Company
     Blackford Securities Corporation
     J.C. Bradford & Co.
     Capital International Securities  Group,
Inc.
     The Chapman Company
     Chatsworth Securities, LLC
     Tucker Anthony Cleary Gull
     Coburn & Meredith Inc.
     Conning & Company
     Crowell, Weedon & Co.
     Dominick & Dominick Inc.
     EVEREN Securities, Inc.
     Fahnestock & Co. Inc.
     FAC/EQUITIES
     Ferris, Baker Watts, Incorporated
     First Union Capital Markets Corp.
     Wachovia Securities, Inc.
     Janney Montgomery Scott Inc.
     Johnston, Lemon & Co.
     Keefe, Bruyette & Woods, Inc.
     C.L. King & Associates, Inc.
     Ladenburg Thalmann & Co. Inc.
     Laidlaw Global Securities, Inc.
     Lebenthal & Co., Inc.
     Legg Mason Wood Walker
     McDonald Investments Inc.
     Middlegate Securities, Ltd.
     Nathan & Lewis Securities, Inc.
     Noble Investment Co.
     Nutmeg Securities
     Parker/Hunter Incorporated
     U.S. Bancorp Piper Jaffray Inc.
     Putnam,  Lovell, DeGuardiola &  Thornton
Inc.
     Ragen Mackenzie Incorporated
     Raymond James & Associates, Inc.
     Redwine & Company Inc.
     Roney Capital Markets
     Royce Investment Group, Inc.
     Ryan, Beck & Co.
     Sanders Morris Mundy
     Santander Securities
     Scott & Stringfellow, Inc.
     Stephens Inc.
     Sutro & Co. Incorporated
     C.E. Unterburg, Towbin
     Weeden & Co.
     Wiley Brothers, Inc.
     B.C. Ziegler and Company




VIII.

1.   Name of Issuer
     Ravisent Technologies

2.   Date of Purchase
       7/15/1999

3.   Number of Securities Purchased
       3,300

4.   Dollar Amount of Purchase
       $39,600

5.   Price Per Unit
       $12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Sterns

7.     Other   members  of  the  Underwriting
Syndicate:


            Bear, Sterns & Co. Inc.

     SG Cowen Securities Corporation
     Banc of America Securities LLC
     BancBoston Robertson Stephens Inc.
     Deutsche bank Securities Inc.
     Donaldson,  Lufkin & Jenrette Securities
Corporation
     Hambrecht & Quist LLC
     ING Barings Furman Selz LLC
      Merrill Lynch, Pierce, Fenner &  Smith,
Inc.
     Morgan Stanley & Co. Incorporated
     J.P. Morgan Securities Inc.
     Prudential Securities Incorporated
     Warburg Dillon Read LLC

     Advest, Inc.
     Gerard Klauer Mattison & Co., Inc.
     Janney Montgomery Scott Inc.
     Legg Mason Wood Walker, Incorporated
     Needham & Company, Inc.
     Northeast Securities, Inc.
     Pacific Crest Securities Inc.
     Parker/Hunter Incorporated
     Pennsylvania Merchant Group
     Preferred Capital Markets, Inc.
     Raymond James & Associates, Inc.
     SoundView Technology Group, Inc.
     Stanford Group Company















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